NET REVENUES	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
NET REVENUES
4. NET REVENUES

A breakdown of net revenues is presented below.

	For the years ended December 31,
	2025	2024	2023
	(€ thousand)
Revenues from:
Cars and spare parts	6,005,243	5,727,688	5,119,181
Sponsorship, commercial and brand	819,551	669,776	571,759
Other (1)	320,974	279,204	279,206
Total net revenues	7,145,768	6,676,668	5,970,146
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(1)Primarily includes net revenues from financial services activities, the management of the Mugello racetrack and other sports-related activities, as well as net revenues generated from the rental of engines to other Formula 1 teams and, for the years ended December 31, 2024 and 2023 only, from the sale of engines to Maserati.

Interest and other financial income from financial services activities included within other net revenues in 2025, 2024 and 2023 amounted to €141,939 thousand, €130,406 thousand and €99,661 thousand, respectively.